UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 2, 2025
(Date of earliest event reported)

BANK 2025-BNK50
(Central Index Key Number 0002062966)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

(Exact name of sponsor as specified in its charter)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-280318-02	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 8.01.	Other Events.

On May 29, 2025, J.P. Morgan Securities LLC (“JPMS”), BofA Securities, Inc. (“BofA Securities”), Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“MS&Co.”), Mischler Financial Group, Inc. (“Mischler”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with JPMS, BofA Securities, WFS, MS&Co. and Mischler, the “Underwriters”) entered into an agreement with J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) and JPMorgan Chase Bank, National Association (“JPMCB”), dated as of May 29, 2025 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on June 18, 2025 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $399,536,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $81,833,331, to JPMS, BofA Securities, WFS, MS&Co., Drexel and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of May 29, 2025 (the “Certificate Purchase Agreement”), among the Registrant, JPMCB and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, the Registrant will cause the issuance of the BANK 2025-BNK50, Commercial Mortgage Pass-Through Certificates, Series 2025-BNK50 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated and effective as of June 1, 2025, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Trimont LLC, as general master servicer, K-Star Asset Management LLC, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1 and Class A-S-X2 (collectively, the “Public Certificates”) and (ii) Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1, Class C-X2, Class D, Class D-1, Class D-2, Class D-X1, Class D-X2, Class E, Class E-1, Class E-2, Class E-X1, Class E-X2, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class K-RR and Class R Certificates (the “Private Certificates”).

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Washington Square	4.5	4.2
Discovery Business Center	4.6	4.3
Coastal Equities Portfolio	4.7	(1)
Ansonia Commercial Portfolio	4.8	N/A
Adini Portfolio	4.9	N/A
Marriott World Headquarters	4.10	4.3(2)
Visa Global HQ	4.11	4.4

(1) The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

(2) The subject Whole Loan will be serviced under the related pooling and servicing agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the BANK 2025-BNK50 (the “Issuing Entity”), a common law trust fund to be formed on June 18, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 34 commercial, multifamily and/or residential cooperative mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) JPMCB pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of May 29, 2025, between the Registrant and JPMCB, (ii) Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of May 29, 2025, between the Registrant and BANA, (iii) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of May 29, 2025, between the Registrant and MSMCH, (iv) NCB pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of May 29, 2025, between the Registrant and NCB, and (v) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of May 29, 2025, between the Registrant and WFB. Additionally, Midland Loan Services, a Division of PNC Bank, National Association will act as primary servicer with respect to each of the Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.6 and dated as of June 1, 2025, by and between Trimont LLC, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated May 29, 2025 (the “Prospectus”) and as filed with the Securities and Exchange Commission on June 2, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of May 29, 2025.

The related registration statement (file no. 333-280318) was originally declared effective on September 9, 2024.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of May 29, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, Mischler Financial Group, Inc. and Drexel Hamilton, LLC, as underwriters, and JPMorgan Chase Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as general master servicer, K-Star Asset Management LLC, as special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of June 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of March 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of October 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, as NCB master servicer and NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Co-Lender Agreement, dated as of May 20, 2025, by and among German American Capital Corporation, as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder, initial note A-1-4 holder, initial note A-1-5 holder, initial note A-16 holder, initial note A-1-7 holder and initial note A-1-8 holder, Goldman Sachs Bank USA, as initial note A-2-1 holder, initial note A-2-2-1 holder, initial note A-2-2-2 holder, initial note A-2-3 holder and initial note A-2-4 holder, JPMorgan Chase Bank, National Association, as initial note A-3-1 holder and initial note A-3-2 holder, Bank of Montreal, as initial note A-4-1 holder, initial note A-4-2 holder, initial note A-4-3 holder, initial note A-4-4 holder, initial note A-4-5 holder, initial note A-4-6 holder, initial note A-4-7 holder and initial note A-4-

8 holder, and Morgan Stanley Bank, N.A., as initial note A-5-1 holder, relating to the Washington Square Whole Loan.
Exhibit 4.6	Agreement Among Note Holders, dated as of January 24, 2025, by and among Bank of America, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, relating to the Discovery Business Center Whole Loan.
Exhibit 4.7	Co-Lender Agreement, dated as of May 22, 2025, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, relating to Coastal Equities Portfolio Whole Loan.
Exhibit 4.8	Agreement Between Note Holders, dated as of March 10, 2025, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note A-2 holder, and Morgan Stanley Bank, N.A. as initial agent, relating to the Ansonia Commercial Portfolio Whole Loan.
Exhibit 4.9	Co-Lender Agreement, dated as of May 22, 2025, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to Adini Portfolio Whole Loan.
Exhibit 4.10	Agreement Between Note Holders, dated as of March 10, 2025, by and between Bank of America, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, Morgan Stanley Bank, N.A., as initial note A-6 holder, initial note A-7 holder, initial note A-8 holder and initial note A-9 holder, and JPMorgan Chase Bank, National Association, as initial note A-10 holder, initial note A-11 holder and initial note A-12 holder, relating to the Marriott World Headquarters Whole Loan.
Exhibit 4.11	Agreement Between Note Holders, dated as of August 29, 2024, by and between Bank of America, N.A., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder and initial note A-1-4 holder, and Bank of America, N.A., as initial note A-2-1 holder and initial note A-2-2 holder, relating to the VISA Global HQ Whole Loan.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 29, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of May 29, 2025, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of May 29, 2025, between Bank of America, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of May 29, 2025, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of May 29, 2025, between National Cooperative Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of May 29, 2025, between Wells Fargo Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.6	Primary Servicing Agreement, dated as of June 1, 2025, by and between Trimont LLC, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2025	J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES CORP.
(Registrant)

	By:	/s/ Harris Rendelstein
Name: Harris Rendelstein
Title: Executive Director